UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AdvanSix Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 23, 2020.

ADVANSIX INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 27, 2020
Date: June 23, 2020 Time: 9:00 AM
	Location:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/ASIX2020.

The company will be hosting a live audio webcast of the meeting via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/ASIX2020 and be sure to have the information that is printed in the box marked by the arrow è (located on the following page).

You are receiving this communication because you hold shares in the company named above.
ADVANSIX INC. 300 KIMBALL DRIVE, SUITE 101 PARSIPPANY, NJ 07054
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

E99135-P35798

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
2020 NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1	BY INTERNET:	www.proxyvote.com
2	BY TELEPHONE:	1-800-579-1639
3	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 9, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow è  (located on the following page) available and follow the instructions.

During The Meeting:
Go to www.virtualshareholdermeeting.com/ASIX2020. Have the information that is printed in the box marked by the arrow è (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E99136-P35798

Voting Items
The Board of Directors recommends you vote “FOR” each of the nominees:			The Board of Directors recommends you vote “FOR” the following proposal:

1.	Election of Directors		2.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for 2020.
Nominees:
	1a.	Erin N. Kane
The Board of Directors recommends you vote “FOR” the following proposal:
	1b.	Michael L. Marberry

	1c.	Darrell K. Hughes	3.	An advisory vote to approve executive compensation.

	1d.	Todd D. Karran
The Board of Directors recommends you vote “FOR” the following proposal:
	1e.	Paul E. Huck

	1f.	Daniel F. Sansone	4.	Approval of the 2016 Stock Incentive Plan of AdvanSix Inc. and its Affiliates, as Amended and Restated.

	1g.	Sharon S. Spurlin
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
	1h.	Patrick S. Williams

E99137-P35798

E99138-P35798